Exhibit 99.01

CONTACT:	-OR-	INVESTOR RELATIONS COUNSEL:
Environmental Power Corporation		The Equity Group Inc.
Kam Tejwani		Devin Sullivan
President and Chief Executive Officer		(212) 836-9608
(603) 431-1780		dsullivan@equityny.com
ktejwani@environmentalpower.com		Adam Prior
(212) 836-9606
aprior@equityny.com

FOR IMMEDIATE RELEASE

ENVIRONMENTAL POWER CORPORATION’S REVERSE SPLIT EFFECTIVE

TO TRADE UNDER NEW SYMBOL “EVPW” AND ON A POST-SPLIT BASIS BEGINNING DECEMBER 2, 2004

Portsmouth, NH, December 2, 2004 – Environmental Power Corporation (OTCBB: EVPW) today announced that, beginning on December 2, 2004, shares of its common stock will begin trading on the OTC Bulletin Board under the new symbol EVPW; the previous trading symbol was POWR. EVPW shares will also commence trading on a post-split basis, reflecting the seven-for-one reverse stock split previously approved by Environmental Power’s board of directors and stockholders, which became effective at 5:00 pm Eastern Time on November 30, 2004. The new CUSIP number is 29406L201.

Environmental Power’s transfer agent, American Stock Transfer and Trust Company, will mail instructions to stockholders regarding the exchange of their old, pre-split stock certificates for new, post-split stock certificates. Stockholders whose shares are held by their stockbrokers in street name do not need to submit old stock certificates for exchange.

ABOUT ENVIRONMENTAL POWER CORPORATION

Environmental Power Corporation (OTCBB: EVPW) is a leader in resource management and energy production technologies that serve multiple socially responsible markets. Its wholly-owned subsidiary, Microgy Cogeneration Systems, Inc., owns a license to a proprietary technology to convert manure and food industry wastes into biogas, providing a waste management solution with the potential to pay for itself by producing renewable energy and other residual products valuable to farmers and growers. For more information visit the Company’s web site at www.environmentalpower.com.

Environmental Power Corporation	Page 2
December 2, 2004

CAUTIONARY STATEMENT

Certain statements contained in this press release such as statements concerning planned projects, statements regarding sales pipeline, backlog and revenue projections, statements containing the words “expects,” “estimates,” “anticipates,” “believes,” “projects” and variations thereof, and other statements contained in this press release regarding matters that are not historical facts are forward looking statements. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, uncertainties regarding project financing, the lack of binding commitments and the need to negotiate and execute definitive agreements for the construction and financing of projects, financing and cash flow requirements and uncertainties, difficulties involved in developing and executing on a business plan, difficulties and uncertainties regarding acquisitions, technological uncertainties, risks relating to managing and integrating acquired businesses, unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with Environmental Power’s or Microgy’s projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which Environmental Power and Microgy operate and other factors, including those described in the Company’s most recent Annual Report on Form 10-K, most recent Quarterly Report on Form 10-Q, as well as other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they are made. Environmental Power undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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